The Lord Abbett Family of Funds

Supplement dated November 8, 2012

to the Statements of Additional Information

Thomas J. Neff will retire from the Boards of Directors/Trustees (the “Boards”) of the Lord Abbett Funds (the “Funds”) effective December 31, 2012.

The independent Directors/Trustees have nominated and the Boards have appointed James M. McTaggart to serve on the Boards of the Funds effective December 1, 2012. Mr. McTaggart will be deemed to be an independent Director/Trustee of the Funds.

1.	The following information about Mr. McTaggart is added to the section of each Fund’s statement of additional information titled “Management of the Funds – Independent Directors/Trustees” effective December 1, 2012:

Name, Address, and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director/Trustee since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009–2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978–2009); and Officer and Director of Trinsum Group, a holding company (2007–2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

2.	The following information about Mr. McTaggart is added to the section of each Fund’s statement of additional information titled “Management of the Funds – Qualifications of Directors/Trustees – Independent Directors/Trustees” effective December 1, 2012:

James M. McTaggart. Board tenure with the Lord Abbett Family of Funds (since 2012), financial services industry experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, marketing experience, and civic/community involvement.

Please retain this document for your future reference.